DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS
Delaware Limited-Term Diversified Income Fund
(the "Fund")

Supplement to the Fund's Institutional Class
Statutory Prospectus dated April 30, 2010

The following replaces the information relating to High yield corporate bonds (junk bonds) in the section entitled, "How we manage the Fund- The securities in which the Fund typically invests" on pages 10-11:

High yield corporate bonds (junk bonds)
High yield corporate bonds are debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as S&P or Moody's. High yield bonds, also known as "junk bonds," are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them: Emphasis is typically on those rated BB or Ba by an NRSRO. The Fund may invest up to 20% of its total assets in below-investment-grade securities.

We carefully evaluate an individual company's financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 4, 2010.